UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 30, 2006

                                   IPEX, Inc.
             (Exact name of registrant as specified in its charter)

         Nevada                   000-50774                 41-2052984
(State or Other Jurisdiction   (Commission File          (I.R.S. Employer
     of Incorporation)             Number)            Identification Number)

         1900 NW Corporate Blvd., Suite 205W, Boca Raton, Florida 33431
               (Address of principal executive offices) (zip code)

                                 (561) 994-9788
              (Registrant's telephone number, including area code)

                     7825 Fay Suite 200, La Jolla, CA 92037
          (Former name or former address, if changed since last report)

                                   Copies to:
                               Marc J. Ross, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 - Termination of a Material Definitive Agreement

      On May 26, 2006, we entered into a lease termination agreement with LJMG, Inc. for the rental space at 7825 Fay Avenue, Suite 200, La Jolla, California 92037. Pursuant to the lease termination, the lease was terminated, effective June 30, 2006, for which we paid our monthly lease payments through June 30, 2006 and an additional $715.73. In addition, we also agreed to forfeit our security deposit. We terminated the lease for monetary reasons. Our new corporate address is 1900 NW Corporate Blvd., Suite 205W, Boca Raton, Florida 33431. Our new telephone number is (561) 994-9788.

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      On June 23, 2006, Mr. Russell E. Ingledew, our Chief Financial Officer, resigned effective June 30, 2006 to pursue other interests. Mr. Sothi Thillairajah, our Chief Executive Officer, will serve as our Principal Financial and Accounting Officer until such time as we are able to afford to hire a new chief financial officer.


Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit
Number     Description
-------    ------------------------------------------------------------------
10.1 Lease Termination Letter, dated as of May 26, 2006, by and between IPEX, Inc. and LJMG, Inc.

99.1       Letter of Resignation from Russell E. Ingledew

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      IPEX, Inc.


Dated: October 3, 2006                By:  /s/ Sothi Thillairajah
                                          --------------------------------------
                                      Name:    Sothi Thillairajah
                                      Title:   Chief Executive Officer